UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CIRCOR INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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25 Corporate Drive, Suite 130

Burlington, MA 01803

(781) 270-1200

March 25, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of CIRCOR International, Inc., a Delaware corporation (the “Company”), to be held on Wednesday, April 27, 2005, at 8:00 a.m., Eastern Time, at the Company’s corporate headquarters, 25 Corporate Drive, Suite 130, Burlington, Massachusetts 01803.

The Annual Meeting has been called for the purpose of (i) electing two Class III Directors for a term of three years, (ii) soliciting approval of the Company’s Amended and Restated 1999 Stock Option and Incentive Plan and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 11, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the nominees of the Board of Directors as Directors of the Company and that you vote “FOR” approval of the Amended and Restated 1999 Stock Option and Incentive Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

David A. Bloss, Sr.

Chairman, President and Chief Executive Officer

25 Corporate Drive, Suite 130

Burlington, MA 01803

(781) 270-1200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, April 27, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of Stockholders of CIRCOR International, Inc. (the “Company”) will be held on Wednesday, April 27, 2005, at 8:00 a.m., Eastern Time, at the Company’s corporate headquarters, 25 Corporate Drive, Suite 130, Burlington, Massachusetts 01803. The Annual Meeting is being called for the purpose of considering and voting upon:

1.	The election of two Class III Directors for a term of three years each;

2.	Approval of the Company’s Amended and Restated 1999 Stock Option and Incentive Plan; and

3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 11, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

Directions to the Company’s corporate headquarters are included on the outside back cover of this Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY IS REVOCABLE UP TO THE TIME IT IS VOTED, AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

By Order of the Board of Directors

Alan J. Glass

Assistant Secretary

Burlington, Massachusetts

March 25, 2005

25 Corporate Drive, Suite 130

Burlington, MA 01803

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, April 27, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CIRCOR International, Inc. (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 27, 2005 at 8:00 a.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s corporate headquarters, 25 Corporate Drive, Suite 130, Burlington, MA 01803.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.	The election of two Class III Directors for a three-year term each, such term to continue until the Annual Meeting of Stockholders in 2008 and until each such Director’s successor is duly elected and qualified;

2.	Approval of the Company’s Amended and Restated 1999 Stock Option and Incentive Plan; and

3.	Such other business as may properly come before the meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 25, 2005 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 11, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 15,629,155 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 107 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company and a majority of the votes cast is necessary to approve the Amended and Restated 1999 Stock Option and Incentive Plan.

Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of the Directors, votes may be cast for or withheld from the nominee. Votes cast for the nominee will count as “yes” votes; votes that are withheld from the nominee will not be voted with respect to the election of the nominee although they will be counted when determining whether there is a quorum. Broker non-votes will have no effect on the outcome of the election of Directors.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominees for Director listed in this Proxy Statement and “FOR” approval of the Amended and Restated 1999 Stock Option and Incentive Plan. It is not anticipated that any matters other than the election of Directors and approval of the Amended and Restated 1999 Stock Option and Incentive Plan will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report to stockholders of the Company, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (“Fiscal 2004”) is being mailed to stockholders of the Company concurrently with this Proxy Statement. Except where otherwise incorporated by reference, the Annual Report and Annual Report on Form 10-K are not a part of the proxy solicitation material.

CORPORATE GOVERNANCE

Independence of Directors

The Company’s Board of Directors has affirmatively determined that each Director, other than David A. Bloss, Sr., our Chief Executive Officer, is independent of the Company. In evaluating the independence of each Director, the Board applied the standards and guidelines set forth in the applicable New York Stock Exchange (“NYSE”) regulations in determining that each non-management Director has no material relationship with the Company, either directly or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The bases for the Board’s determination include, but are not limited to, the following:

•	Other than Mr. Bloss, no Director is an employee of the Company or its subsidiaries or affiliates.

•	No Director has an immediate family member who is an officer of the Company or its subsidiaries or has any other current or past material relationship with the Company.

•	Other than Mr. Bloss, no Director receives, or in the past three years, has received any compensation from the Company other than compensation for services as a Director.

•	No Director has a family member who has received any compensation during the past three years from the Company.

•	No Director, during the past three years, has been affiliated with, or had an immediate family member who has been affiliated with a present or former internal or external auditor of the Company.

•	No executive officer of the Company serves on the compensation committee or the board of directors of any corporation that employs a Director or a member of any Director’s immediate family.

•	No Director is an officer or employee (or has an immediate family member who is an officer or employee) of an organization that sells products and services to, or receives products and services from the Company in excess of the greater of $1 million or 2% of such organization’s consolidated gross revenues in any fiscal year.

In making its determination, the Board also considered the fact that one of our Directors, David F. Dietz, is a partner in Goodwin Procter LLP, a law firm that provides legal services to the Company. After considering the fees paid by the Company to Goodwin Procter in proportion to Goodwin Procter’s overall revenues, as well as considering both the independent judgment that Mr. Dietz has exhibited during his five and one-half year tenure as a Director and his ability to maintain such independent judgment, the Board determined that the relationship between Goodwin Procter and the Company does not result in Mr. Dietz having a material relationship with the Company and does not compromise his independence.

Corporate Governance Guidelines

The Board’s Nominating and Corporate Governance Committee has developed, and the full Board of Directors has adopted, a set of Corporate Governance Guidelines. The Corporate Governance Guidelines are available on the Company’s website at www.circor.com under the Investors/Corporate Governance sub link.

Code of Conduct and Business Ethics/Compliance Training/Reporting of Concerns

The Company has implemented and regularly monitors compliance with a comprehensive Code of Conduct and Business Ethics which applies uniformly to all directors, executive officers and employees. Among other things, the Code of Conduct and Business Ethics addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, compliance with applicable law (including insider trading laws), and reporting of illegal or unethical behavior. The Code of Conduct and Business Ethics is available on the Company’s website at www.circor.com under the Investors/Corporate Governance sub link.

In order to enhance understanding of and compliance with the Code of Conduct and Business Ethics, the Company (through a third-party provider) also maintains an on-line training program pursuant to which all directors and officers, and most managerial level employees, must take a series of courses designed to demonstrate the ways in which certain activities might run afoul of the Code of Conduct and Business Ethics. In addition, although all employees are encouraged to personally report any ethical concerns without fear of retribution, the Company, through a nationally recognized third-party provider, maintains the CIRCOR International Help Line, a toll-free “hotline” through which employees may report concerns confidentially and anonymously. In addition to facilitating communication of ethical concerns, the Help Line serves as the vehicle through which employees may communicate with the Audit Committee of the Board of Directors confidentially and anonymously regarding any accounting or auditing concerns.

Meetings of and Communications with the Non-Management Directors

The Board has determined that its non-management members will meet a minimum of two times per year to discuss any issues that might more properly be raised outside of the presence of management and has appointed David F. Dietz as Lead Director to facilitate these meetings. The Board also has established a process through which interested parties, including stockholders, may communicate directly with Mr. Dietz. In particular, confidential communications may be sent directly to Mr. Dietz at the following address: P.O. Box 146699, Boston, Massachusetts 02114.

Nomination of Directors/Director Presence at Annual Meetings

General Criteria

The Nominating and Corporate Governance Committee does not believe it is in the best interests of the Company to establish rigid criteria for the selection of nominees to the Board. Rather, the Committee recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees should be based on skill sets most pertinent to the issues facing or likely to face the Company at the time of nomination. At the same time, the Committee believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, manufacturing technology, international business, investment banking, business law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Committee believes all director candidates must possess including:

•	A commitment to ethics and integrity;

•	A commitment to personal and organizational accountability;

•	A history of achievement that reflects superior standards for themselves and others; and

•	A willingness to express alternate points of view while, at the same time, being respectful of the opinions of others and working collaboratively with colleagues.

As noted in the Corporate Governance Guidelines, a majority of directors must be independent. The Committee, however, also believes that, absent special circumstances, all directors other than the Chief Executive Officer should be independent.

Shareholder Nominations

The Nominating and Corporate Governance Committee will consider nominations submitted by shareholders, provided that such nominations are submitted to the Company not less than 120 calendar days prior to the first anniversary date on which the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. To submit any such nomination, a shareholder must deliver notice of such nomination to the Secretary of the Company at the Company’s principal executive offices. Therefore, in order to be considered by the Nominating and Corporate Governance Committee for nomination and inclusion in the Company’s proxy statement for its Annual Meeting to be held in 2006, shareholder recommendations for director must be received by CIRCOR’s Secretary prior to November 25, 2005. Any such notice also must include (i) the name and address of record of the shareholder; (ii) a representation that the shareholder is a record holder of the Company’s Common Stock, or if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities and Exchange Act of 1934; (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate; (iv) a description of the qualifications of the proposed director candidate which address the general criteria for directors as expressed in the Company’s most recent proxy statement; (v) a description of all arrangements or understandings between the shareholder and the proposed director candidate; and (vi) the consent of the proposed director candidate to be named in the proxy statement and to serve as a director if elected at such meeting. Shareholders must also submit any other information regarding the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC. Nominations that meet the criteria described above will be forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration by the Committee.

Evaluation of Candidates

In evaluating candidates for director, the Committee applies the skills, experience, qualifications and demeanor of the individual against the general criteria set forth above, including the particular needs of and issues facing the Company at the time. In addition, with regard to current Directors, the Committee takes into consideration such individuals’ performance as a Director. The Committee intends to evaluate any shareholder candidates in the same manner as candidates from all other sources.

Director Attendance at Annual Meetings

To date, our Board has not adopted a formal policy regarding director attendance at Annual Meetings. As a practical matter, however, the Board typically schedules a Board meeting either on or the day before the date of the Annual Meeting, and our Directors, therefore, are encouraged to and typically do attend the Annual Meeting. At our last Annual Meeting, which was held on April 22, 2004, all of our Directors were in attendance.

Our Board and Committee Structure

The Board

Our Board of Directors currently consists of seven members who are divided into three classes, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for staggered three-year terms with one class of Directors being elected by the Company’s stockholders at each annual meeting. Our Board maintains three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The table below sets forth the name, age, director class and committee membership for each of our directors as of March 12, 2005:

Director	Age	Director Class	Audit Committee	Compensation Committee	Nom/Corporate Governance Committee	Non-Mgmt Directors
David A. Bloss, Sr.	54	III
Jerome D. Brady	61	II		O	O	O
Thomas E. Callahan	65	III	O	+		O
Dewain K. Cross	67	II	+		O	O
David F. Dietz	55	I			O	+
Douglas M. Hayes	61	I		O	+	O
Thomas E. Naugle	66	I	O		O	O

+ Chairman of Committee	Director Class Term Expires at annual meeting:	I = 2006
O Committee Member		II = 2007
III = 2005

David A. Bloss, Sr.    Mr. Bloss has been employed as our Chairman, President and Chief Executive Officer since our inception in July 1999. In addition, from June 1993 until our October 1999 spin-off from Watts Industries, Inc. (“Watts”), Mr. Bloss was employed by Watts, first as Executive Vice President and then as President and Chief Operating Officer. Prior to joining Watts, Mr. Bloss was associated for five years with the Norton Company, a manufacturer of abrasives and cutting tools, serving as President of the Superabrasives Division.

Jerome D. Brady.    Mr. Brady joined the Company’s Board of Directors in April 2003. Prior to retiring in 2000, Mr. Brady served as the President and Chief Executive Officer of C&K Components, Inc., a manufacturer of electronic components located in Watertown, Massachusetts. He also previously served as Chairman, President and Chief Executive Officer of AM International, Inc., a global manufacturer of printing equipment, headquartered in Rosemont, Illinois. Mr. Brady is also a director of Franklin Electric Company, Inc.

Thomas E. Callahan.    Mr. Callahan has served as a member of the Company’s Board of Directors since October 2002. Prior to retiring at the end of 2001, Mr. Callahan served as the Senior Vice President and Chief Financial Officer of Welch Foods, Inc. from 1990 until his retirement. He also served as a director of Welch Foods from 1996 through the end of 2001. Mr. Callahan currently serves as a director and a member of the Audit Committee of National Dentex Corporation, a NASDAQ listed owner/operator of dental laboratories, and is Chairman of the Board of Trustees of the Tilton School in Tilton, New Hampshire. He also is a director of the Economic Education Foundation, a non-profit organization that promotes economic education in Massachusetts schools, and is a former director of the Boston Chapter of Financial Executives International.

Dewain K. Cross.    Mr. Cross has served as a member of the Company’s Board of Directors since its inception in July 1999. Mr. Cross retired from Cooper Industries, Inc. in 1995 after serving fifteen years as Cooper Industries’ Senior Vice President, Finance and eight years prior to that as Vice President, Finance. Mr. Cross began his career with Cooper Industries in 1966 and held various accounting, taxation and treasury positions until he was named Vice President, Finance in 1972. Mr. Cross is also a director of Magnetek, Inc. and Register.com, Inc.

David F. Dietz.    Mr. Dietz has served as a member of the Company’s Board of Directors since its inception in July 1999. Mr. Dietz or his professional corporation has been a partner of the law firm of Goodwin Procter LLP since 1984. Mr. Dietz is also a director of the Andover Companies, a property and casualty insurance company, and High Liner Foods (USA), Inc., a frozen food company.

Douglas M. Hayes.    Mr. Hayes has served as a member of the Company’s Board of Directors since October 2002. Since 1997, Mr. Hayes has been the President of Hayes Capital Corporation, a private investment firm, and from 1997 through 2002 he also served as Chairman of Compass Aerospace Corporation, an aerospace parts manufacturer. From 1986 through 1997, Mr. Hayes was a Managing Director of the investment firm Donaldson, Lufkin & Jenrette. Mr. Hayes currently is a member of the board of directors of Reliance Steel and Aluminum Co. and Sands Regency, Inc. and a former director of Gametech International, Inc.

Thomas E. Naugle.    Mr. Naugle has served as a member of the Company’s Board of Directors since October 2002. Mr. Naugle has been the President of Naugle & Company, a private investment and management firm, since August 1982. From 1984 until 1999, Mr. Naugle also served as the Chairman and Chief Executive Officer of Barrett Trailers, Inc., a manufacturer of semi-trailers, and from 1986 through 1996 he was the Chairman and Chief Executive Officer of Tulsa Winch, Inc. From 1967 through 1982, Mr. Naugle held a series of senior management positions at Cooper Industries. Mr. Naugle currently serves as a director of AAON, Inc. and as a director of the Tulsa Boys’ Home.

Committees

Audit Committee.    The Audit Committee, which consists of Messrs. Cross, Callahan and Naugle, is directly responsible for overseeing the integrity of the Company’s financial statements and for the appointment, compensation, retention and oversight of the work of the firm of independent auditors that audits the Company’s financial statements and performs services related to the audit. Among other responsibilities, the Audit Committee also reviews the scope and results of the audit with the independent auditors, reviews with management and the independent auditors the Company’s annual and quarterly operating results, considers the adequacy of the Company’s internal accounting procedures and controls, and considers the effect of such procedures on the auditors’ independence. The Audit Committee also is responsible for overseeing the Company’s internal audit function and for overseeing the Company’s compliance with legal and regulatory requirements. In accordance with the requirements of the NYSE, the Board of Directors, during the year ended December 31, 2000, adopted an Audit Committee Charter. During the Company’s 2003 fiscal year and again during the 2004 fiscal year, minor revisions were made to the Audit Committee Charter to ensure compliance with revised NYSE and SEC requirements and to more clearly delineate the delegation of certain board functions as between the Audit Committee and the Nominating and Corporate Governance Committee. A copy of the Audit Committee Charter is available on the Company’s website at www.circor.com under the Investors/Corporate Governance sub link. Each member of the Audit Committee is “independent” as that term is defined in both the applicable listing standards of the NYSE and the rules of the SEC. Each member also meets the financial literacy requirements of the NYSE, and, in addition, the Board has determined that at least two of the Committee’s members, Messrs. Cross and Callahan, are “audit committee financial experts” under the disclosure standards adopted by the SEC.

Compensation Committee.    The Compensation Committee, which consists of Messrs. Callahan, Brady and Hayes (all of whom have been affirmatively determined by the full Board to be independent directors), reviews and recommends the compensation arrangements for the Company’s Chief Executive Officer and for all other officers and senior level employees, reviews general compensation levels for other employees as a group, determines the awards to be granted to eligible persons under the Company’s 1999 Stock Option and Incentive Plan and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee operates in accordance with a charter which is available on the Company’s website at www.circor.com under the Investors/Corporate Governance sub link.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, which consists of Messrs. Hayes, Brady, Cross, Dietz and Naugle (all of whom have been affirmatively determined by the full Board to be independent directors), is responsible for establishing criteria for selection of new directors, identifying individuals qualified to become directors, and recommending candidates to the Board for nomination as directors. In addition, the Nominating and Corporate Governance Committee is responsible for recommending to the Board a set of corporate governance principles applicable to the Company, overseeing the evaluation of the Board and management, and (together with the Audit Committee) monitoring compliance with the Company’s Code of Conduct and Business Ethics. The Nominating and Corporate Governance Committee operates in accordance with a charter which is available on the Company’s website at www.circor.com under the Investors/Corporate Governance sub link.

Board and Committee Meetings

The following table sets forth the number of meetings held during Fiscal 2004 by the Board and by each committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member during the time each such individual was a member of the Board.

Number of Meetings Held
Board of Directors	6
Audit Committee	8
Compensation Committee	5
Nominating and Corporate Governance Committee	2

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2008 and until each such Director’s successor is duly elected and qualified. The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the full Board of Directors has nominated David A. Bloss, Sr. and Thomas E. Callahan, the current Class III Directors, for re-election. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of David A. Bloss, Sr. and Thomas E. Callahan as Directors. Messrs. Bloss and Callahan have each agreed to stand for re-election and to serve, if re-elected, as Directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

MANAGEMENT

Executive Officers and Key Employees

Our executive officers and key employees, and their respective ages and positions as of March 12, 2005, are as follows:

Name	Age	Position
David A. Bloss, Sr.	54	Chairman, President and Chief Executive Officer
A. William Higgins	46	Executive Vice President and Chief Operating Officer
Kenneth W. Smith	54	Senior Vice President, Chief Financial Officer and Treasurer
Stephen J. Carriere	49	Vice President, Corporate Controller and Assistant Treasurer
Alan J. Glass	41	General Counsel and Assistant Secretary
Alan R. Carlsen	57	Group Vice President, Thermal Fluid Controls
Paul M. Coppinger	43	Group Vice President, Circor Energy Products
Carl J. Nasca	53	Group Vice President, Circor Aerospace Products
Barry L. Taylor, Sr.	49	Group Vice President, Circor Instrumentation Technologies

David A. Bloss, Sr.    Mr. Bloss has been employed as our Chairman, President and Chief Executive Officer since our inception in July 1999. In addition, from June 1993 until our October 1999 spin-off from Watts, Mr. Bloss was employed by Watts, first as Executive Vice President and then as President and Chief Operating Officer. Prior to joining Watts, Mr. Bloss was associated for five years with the Norton Company, a manufacturer of abrasives and cutting tools, serving as President of the Superabrasives Division.

A. William Higgins.    Mr. Higgins joined us as Executive Vice President and Chief Operating Officer in January 2005. Prior to joining us, Mr. Higgins spent the past thirteen years in a variety of senior management positions with Honeywell International and AlliedSignal, most recently serving as Vice President and General Manager, Americas for the Honeywell Building Solutions Business. Prior to that, he served as Vice President and General Manager of the AlliedSignal Grimes Aerospace Business, General Manager of the AlliedSignal Aerospace Services Anniston Repair and Overhaul Business, and Director of East Asia Business Development for the Electronic Materials Business unit.

Kenneth W. Smith.    Mr. Smith has served as our Vice President, Chief Financial Officer and Treasurer since April 2000. Mr. Smith served as the Vice President of Finance at North Safety Products, a division of Invensys plc, from January 1997 to April 2000. From 1986 through December 1996, he served in a variety of senior financial positions for Digital Equipment Corporation. Prior to 1986, Mr. Smith was a certified public accountant for Ernst & Young.

Stephen J. Carriere.    Mr. Carriere has served as our Vice President, Corporate Controller and Assistant Treasurer since March 2000 and as Corporate Controller since shortly after we were created in July 1999. He joined Watts as Assistant Corporate Controller in January 1997 and served in that position until we were spun off in October 1999. From September 1982 to January 1997, he worked at Wang Laboratories, Inc. where he held a variety of U.S. and international controllership and senior corporate finance positions. Prior to 1982, Mr. Carriere was associated with Child World, Inc. and served as a certified public accountant for KPMG LLP.

Alan J. Glass.    Mr. Glass has served as our General Counsel and Assistant Secretary since February 2003 and as Corporate Counsel and Assistant Secretary from February 2000 until February 2003. Mr. Glass served as Corporate Counsel and Assistant Secretary of Wyman-Gordon Company, an aerospace manufacturer, from June 1996 to February 2000. Prior to that time, he spent seven years in private practice as a general corporate attorney.

Alan R. Carlsen.    Mr. Carlsen assumed his present position as Group Vice President, Thermal Fluid Controls in November 2003. Prior to this appointment and since our spin-off from Watts, Mr. Carlsen has served in a number of roles including Executive Vice President—Operations, Senior Vice President—Manufacturing,

and Vice President, Instrumentation and Fluid Regulation Products. Mr. Carlsen served as Group Vice President of Steam Products for Watts from September 1998 until August 1999. Prior to that time, Mr. Carlsen was the Vice President and General Manager of Leslie Controls, Inc. from July 1997 to September 1998, was the Corporate Vice President of Manufacturing of Watts from June 1995 to July 1997 and prior to that was Director of Manufacturing for Senior Flexonics, Inc., a manufacturer of tubular goods.

Paul M. Coppinger.    Mr. Coppinger joined us in July 2001 as Group Vice President—Circor Energy Products (f/k/a Petrochemical Products). From October 1999 until July 2001, Mr. Coppinger was an owner and President of Copprex, Inc., a manufacturer of commercial appliances. Prior to that, he spent 13 years with Baker Hughes, most recently serving as Vice President Sales & Marketing of EIMCO, its $200-million process equipment division. While at Baker Hughes, Mr. Coppinger had significant international experience, spending five years in Singapore and Indonesia in support of the Pacific Rim activities of the Baker Tools division.

Carl J. Nasca.    Mr. Nasca assumed his current position as Group Vice President, Circor Aerospace Products in December 2003. Since joining the Company in December 1999, Mr. Nasca has served first as Vice President of Industrial Sales and Marketing, Circle Seal Controls, and then as Vice President, Instrumentation Products. From April 1999 to November 1999, he was the Vice President and Regional Manager for Ingersoll-Rand. Prior to that time, Mr. Nasca served as the General Manager of the Portable Air Compressor Division of Ingersoll-Rand from January 1997 to April 1999 and Business Unit Manager for the Rock Drill Division of Ingersoll-Rand from March 1995 to December 1996.

Barry L. Taylor, Sr.    Mr. Taylor assumed his current position as Group Vice President, Circor Instrumentation Technologies in December 2003. Prior to that, Mr. Taylor served for 16 years in a series of increasingly responsible positions with our Hoke, Inc. subsidiary, including Materials Manager, Plant Manager, Vice President of U.S. Manufacturing, Vice President of Worldwide Manufacturing, and Vice President and General Manager, Operations.

Certain Relationships

There are no family relationships among any of our directors or executive officers. In addition, the Company, during Fiscal 2004, was not a party to any transactions in which an executive officer, director, nominee, 5% shareholder or family member of any of the foregoing persons had a material direct or indirect interest. During Fiscal 2004, no executive officer, director, nominee, or family member of any of the foregoing persons, or any corporation or organization (other than subsidiaries of the Company) of which an officer, director or nominee of the Company has a substantial beneficial interest or serves as trustee, was indebted to the Company.

COMPENSATION

Director Compensation

Directors receive such compensation for their services as the Board of Directors may from time to time determine. Further, each director is reimbursed for reasonable travel and other expenses incurred in attending meetings. Currently, our non-employee directors receive cash compensation as follows:

Annual Retainer	$27,500

Chairman Fee (Audit Committee)	$4,000

Chairman Fee (Nominating and Corporate Governance and Compensation Committees)	$3,000

Lead Director	$3,000

Committee Meeting Attendance (Audit Committee)	$1,000

Committee Meeting Attendance (Nominating and Corporate Governance and Compensation Committees)	$500

Telephonic Committee Meetings (all Committees)	$500

Directors also are eligible to receive an annual equity incentive grant under our 1999 Stock Option and Incentive Plan. With respect to the most recent grants which were made on January 6, 2004 and on February 18, 2005, each non-employee director received on each such date a non-qualified option to acquire 1,500 shares of Common Stock and a grant of 500 restricted stock units which are convertible into shares of Common Stock on a one-for-one basis. At his election, each director, under our Management Stock Purchase Plan, may elect to defer all or part of such director’s annual retainer for the purchase of restricted stock units at a 33% discount from the closing price of our Common Stock on the date of the fee payments. Additionally, each non-employee director has received a non-qualified option to acquire 10,000 shares of Common Stock in connection with his initial appointment to serve on the Board of Directors. Those directors who are our employees do not receive compensation for their services as directors.

Executive Compensation

The following table sets forth the compensation paid in each of our last three completed fiscal years to our Chief Executive Officer and our four most highly compensated executive officers who were serving as executive officers at the end of 2004, each of whose total salary and bonus exceeded $100,000 during 2004. We refer to each of these people in this Proxy Statement as our “named executive officers.”

Summary Compensation Table

Long-Term Compensation
		Annual Compensation		Restricted Stock Unit(s) In lieu of bonus (1)(2)(3)		Securities Underlying Options Granted	Restricted Stock Unit Grants (4)	All Other Compensation (5)
Name and Principal Position	Year	Salary (1)	Bonus (1)
David A. Bloss, Sr. Chairman, President and Chief Executive Officer	2004 2003 2002	$500,000 473,870 434,700	$0 0 0	$41,807 399,596 30,360	(6) (6) (6)	30,000 — 100,000	$238,000 — —	$19,542 20,806 21,417

Kenneth W. Smith Vice President, Chief Financial Officer and Treasurer	2004 2003 2002	250,000 221,165 211,000	5,154 40,173 0	7,644 59,923 9,825	(7) (7) (7)	11,500 — 25,000	90,440 — —	21,541 13,092 12,941

Alan R. Carlsen Group Vice President, Thermal Fluid Controls	2004 2003 2002	227,163 238,452 249,792	0 0 0	45,393 119,869 13,950	(8) (8) (8)	6,300 — 25,000	49,980 — —	174,092 14,172 13,805

Carl J. Nasca Group Vice President, Circor Aerospace Products	2004 2003 2002	199,904 192,934 185,215	54,779 18,467 20,000	81,722 18,366 0	(9) (9) (9)	6,300 — 8,000	49,980 — —	9,148 9,327 9,327

Barry L. Taylor, Sr. Group Vice President, Circor Instrumentation Technologies	2004 2003 2002	200,000 188,835 181,168	17,411 30,586 0	17,305 45,643 —	(10) (10) (10)	6,300 — 8,000	49,980 — —	8,670 8,670 8,654

(1)	Bonuses are awarded under our Executive Incentive Bonus Plan (the “Bonus Plan”). Under the Bonus Plan, executives are eligible to receive a bonus up to a specified maximum percentage of base salary based on performance goals assigned by the Compensation Committee. Our named executive officers also are eligible to participate in our Management Stock Purchase Plan (the “MSPP”). Under the MSPP, executives may make an advance election to receive restricted stock units, or RSUs, in lieu of a specified percentage or dollar amount of the executive’s annual incentive cash bonus under the Bonus Plan. RSUs are issued in whole units only (fractional RSUs are returned to the participant in the form of cash) on the basis of a 33% discount to the fair market value of our Common Stock on the date the underlying bonus is paid or otherwise would be paid (the “RSU Cost”) and generally vest three years after the date of grant, at which time they are converted into shares of our Common Stock unless the executive has previously elected a longer deferral period. The “Bonus” column on the table lists that portion of each named executive officer’s bonus that was not deferred into the receipt of RSUs. The following percentage of their bonus for the fiscal year ended December 31, 2004 was deferred into the acquisition of RSUs: Mr. Bloss – 100%; Mr. Smith – 50%; Mr. Carlsen – 100%; Mr. Nasca – 50%; and Mr. Taylor – 40%.
(2)	Represents the dollar value of RSUs received under the MSPP determined by multiplying the number of RSUs received by the market price of our Common Stock of $15.00, $23.76, and $24.90, respectively on the RSU grant dates of February 12, 2003, March 4, 2004, and February 18, 2005.

(3)	For the year ended December 31, 2004, RSUs were awarded as of February 18, 2005 by dividing the named executive officer’s election amount by $16.68 which was 67% of $24.90, the closing market price of our Common Stock on February 17, 2004 (the “2004 RSU Cost”). For the year ended December 31, 2003, RSUs were awarded as of March 4, 2004 by dividing the named executive officer’s election amount by $15.92 which was 67% of $23.76, the closing market price of our Common Stock on March 4, 2004 (the “2003 RSU Cost”). For the year ended December 31, 2002, RSUs were awarded as of February 12, 2003 by dividing the named executive officer’s election amount by $10.05 which was 67% of $15.00, the closing market price of our Common Stock on February 12, 2003 (the “2002 RSU Cost”). Each RSU is 100% vested three years after the date of grant. At the end of a deferral period, if one had been specified by the named executive officer or upon the named executive officer’s termination of employment under the MSPP, we will issue one share of Common Stock for each vested RSU. Cash dividends, equivalent to those paid on the our Common Stock, will be credited to the named executive officer’s account for each nonvested RSU and will be paid in cash to such person when the RSUs become vested. Such dividends will also be paid in cash to individuals for each vested RSU held during any deferral period.
(4)	The dollar values reported here reflect the value of restricted stock unit grants (RSUs) based on the fair market value of the Company’s Common Stock of $23.80 at the time of grant. Messieurs Bloss, Smith, Carlsen, Nasca and Taylor received 10,000; 3,800; 2,100; 2,100; and 2,100 RSUs respectively. Unlike the RSUs referenced in footnotes (1) through (3) which are granted in lieu of bonus compensation, these RSUs were granted by the Compensation Committee, together with stock options, as part of the Compensation Committee’s equity incentive grant. These RSUs vest one-third per year over a three-year period with the recipient becoming entitled to one share of common stock for each RSU upon vesting. At the time of RSU grant, the recipient may elect to defer receipt of shares upon vesting until a later date. As with the RSUs granted in lieu of bonus compensation, cash dividends are credited to the RSU holder’s account for each non-vested RSU and are paid in cash upon vesting, whether or not actual receipt of the shares has been deferred until a later date.
(5)	Consists of car allowance, life insurance premiums for group term life over $50,000 in coverage and, in the case of Mr. Bloss, tax preparation services. In addition, Mr. Carlsen’s amount for 2004 includes $174,092 in moving expenses and allowances and Mr. Smith’s amount for 2004 includes a special travel allowance of $8,298.
(6)	For the year ended December 31, 2004, Mr. Bloss received 1,679 RSUs in lieu of receiving his entire incentive bonus of $28,026. This number of RSUs was determined by dividing $28,026 by the 2004 RSU cost. For the year ended December 31, 2003, Mr. Bloss received 16,818 RSUs in lieu of receiving his entire incentive bonus of $267,736. This number of RSUs was determined by dividing $267,736 by the 2003 RSU Cost. For the year ended December 31, 2002, Mr. Bloss received 2,024 RSUs in lieu of receiving his entire incentive bonus of $20,345. This number of RSUs was determined by dividing $20,345 by the 2002 RSU cost. Mr. Bloss held 66,483 RSUs at December 31, 2004 with a value of $1,539,746 based on a closing price of our Common Stock of $23.16 on December 31, 2004.
(7)	For the year ended December 31, 2004, Mr. Smith received 307 RSUs in lieu of receiving 50% of his bonus of $10,276. This number of RSUs was determined by dividing $5,122 by the 2004 RSU cost. For the year ended December 31, 2003, Mr. Smith received 2,522 RSUs in lieu of receiving 50% of his bonus of $80,321. This number of RSUs was determined by dividing $40,148 by the 2003 RSU Cost. For the year ended December 31, 2002, Mr. Smith received 655 RSUs in lieu of receiving his entire incentive bonus of $6,584. This number of RSUs was determined by dividing $6,584 by the 2002 RSU cost. Mr. Smith held 6,234 RSUs at December 31, 2004 with a value of $144,379 based on a closing price of our Common Stock of $23.16 on December 31, 2004.
(8)	For the year ended December 31, 2004, Mr. Carlsen received 1,823 RSUs in lieu of receiving his entire incentive bonus of $30,423. This number of RSUs was determined by dividing $30,423 by the 2004 RSU cost. For the year ended December 31, 2003, Mr. Carlsen received 5,045 RSUs in lieu of receiving his entire incentive bonus of $80,321. This number of RSUs was determined by dividing $80,321 by the 2003 RSU cost. For the year ended December 31, 2002, Mr. Carlsen received 930 RSUs in lieu of receiving his entire incentive bonus of $9,347. This number of RSUs was determined by dividing $9,353 by the 2002 RSU cost. Mr. Carlsen held 15,844 RSUs at December 31, 2004 with a value of $366,947 based on a closing price of our Common Stock of $23.16 on December 31, 2004.

(9)	For the year ended December 31, 2004, Mr. Nasca received 3,282 RSUs in lieu of receiving 50% of his bonus of $109,533. This number of RSUs was determined by dividing $54,754 by the 2004 RSU Cost. For the year ended December 31, 2003, Mr. Nasca received 773 RSUs in lieu of receiving 40% of his incentive bonus of $30,772. This number of RSUs was determined by dividing $12,306 by the 2003 RSU cost. For the year ended December 31, 2002, Mr. Nasca received a $20,000 cash bonus and did not defer any of this into receipt of RSUs. Mr. Nasca held 1,707 RSUs at December 31, 2004 with a value of $39,534 based on a closing price of our Common Stock of $23.16 on December 31, 2004.
(10)	For the year ended December 31, 2004, Mr. Taylor received 695 RSUs in lieu of receiving 40% of his bonus of $29,006. This number of RSUs was determined by dividing $11,595 by the 2004 RSU cost. For the year ended December 31, 2003, Mr. Taylor received 1,921 RSUs in lieu of receiving 50% of his incentive bonus of $61,167. This number of RSUs was determined by dividing $30,583 by the 2003 RSU cost. For the year ended December 31, 2002, Mr. Taylor did not receive any bonus. Mr. Taylor held 5,129 RSUs at December 31, 2004 with a value of $118,788 based on a closing price of our Common Stock of $23.16 on December 31, 2004.

Option Grants in Fiscal Year 2004

In Fiscal 2004, 108,900 options were granted to our employees and an additional 9,000 options were granted to our directors. The following table sets forth certain information concerning the individual grant of options to purchase our Common Stock to our named executive officers who received such grants during the fiscal year ended December 31, 2004.

Option Grants in Fiscal Year 2004

Name	Number of Shares of Common Stock Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share (2)	Expiration Date	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%	10%
David A. Bloss, Sr.	30,000	27.6%	$23.80	01/06/14	$449,100	$1,137,900
Kenneth W. Smith	11,500	10.6	23.80	01/06/14	172,155	436,195
Alan R. Carlsen	6,300	5.8	23.80	01/06/14	94,311	238,959
Carl J. Nasca	6,300	5.8	23.80	01/06/14	94,311	238,959
Barry L. Taylor, Sr.	6,300	5.8	23.80	01/06/14	94,311	238,959

(1)	The options terminate ten years after the grant date, subject to earlier termination in accordance with the 1999 Stock Option and Incentive Plan and the applicable option agreement. The options vest over 5 years at the rate of 20% per year on successive anniversaries of the date on which the options were granted.
(2)	The exercise price equals the fair market value of our Common Stock as of the grant date.
(3)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non- transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of our Common Stock.

Option Exercises and Option Values

The following table sets forth information concerning the aggregate number of options exercised in 2004 and the number and value of unexercised options to purchase our Common Stock held by our named executive officers who held such options at December 31, 2004.

Aggregated Option Exercises in Fiscal Year 2004 and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized (1)	Number of Shares of Common Stock Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David A. Bloss, Sr	68,436	$347,957	512,206	139,000	$6,123,642	$1,075,980
Kenneth W. Smith	—	—	89,000	52,500	1,005,440	409,860
Alan R. Carlsen	500	5,816	46,300	37,300	484,771	301,260
Carl J. Nasca	—	—	16,000	17,500	185,056	102,336
Barry L. Taylor, Sr.	—	—	13,280	18,300	150,301	114,864

(1)	The transaction occurred through a broker-arranged cashless exercise of options. The value realized consists of the difference between the aggregate sales price for the underlying shares less the aggregate exercise price and excludes brokerage fees and taxes.
(2)	Based on $23.16, the last reported sale price of our Common Stock on the NYSE on December 31, 2004 less the option exercise price.

COMMITTEE REPORTS

Report of the Compensation Committee of the Board of Directors

on Executive Compensation

Overall Policy.    The Compensation Committee reviews and approves the cash and non-cash compensation policies and programs and major changes in the Company’s benefit plans that are applicable to the Chief Executive Officer, those individuals who directly report to the Chief Executive Officer, and any other individuals or groups the Committee deems appropriate based on the recommendation of the Chief Executive Officer.

The Company’s executive compensation philosophy is to provide direct compensation programs and potential earnings opportunities which reflect the relative size and performance of the Company and which are aligned with increasing stockholder value. The compensation programs, therefore, are designed to attract, retain and motivate key executives to achieve strategic business initiatives that are adopted to increase stockholder value and reward them for their achievement. In formulating and implementing its compensation philosophy, the Committee has obtained advice from Watson Wyatt, a compensation consulting firm.

Implementing Guidelines.    In implementing its compensation philosophy for executives, including the Chief Executive Officer, the Committee acts according to the following guidelines:

•	Determining relevant market data for the positions it reviews as set forth in published surveys of the broader general industry;

•	Considering specific information on pay practices about key executive positions in peer organizations;

•	Setting base salaries in light of both market data and the individual’s performance, background, experiences and personal skills;

•	Providing competitive and leveraged annual incentive opportunities based on achieving performance goals that reflect stockholder value creation, the strategic direction of the Company for the year and the individual’s performance during the year, and

•	Providing competitive and leveraged long-term incentive opportunities which will provide rewards for increasing stockholder value, achieving long-term performance goals of the Company and assuring that executives have earnings opportunities similar to their peers at comparable organizations

Stock Ownership Guidelines.    The Committee believes that executives, as owners, will act in a manner consistent with the best interests of the stockholders. As such, the Committee believes that executives should hold prescribed amounts of Company stock and has established targets for each executive.

Specific Programs.    Executive compensation packages generally consist of three components: (1) base salary; (2) annual incentive pursuant to the Bonus Plan; and (3) long-term incentives pursuant to the 1999 Stock Option and Incentive Plan. Under the Bonus Plan, executives are eligible to receive a bonus up to a specified maximum percentage of base salary based on three goals assigned by the Committee for the particular year. Each goal carries equal weight. In addition, if 100% of each of the goals is achieved, the executive may achieve a bonus up to twice the maximum percentage based on the extent to which each objective is exceeded. Under the 1999 Stock Option and Incentive Plan, the Committee may grant to key personnel options with respect to the Company’s Common Stock as well as other stock-based awards such as restricted and unrestricted shares, performance shares, deferred stock awards, and dividend equivalent rights. Such stock-based awards are designed to align the interests of executives with those of the stockholders, since the full benefit of such awards cannot be realized unless the stock price appreciates. As noted previously, the Committee, during Fiscal 2003, determined that equity incentives should be issued at the commencement of a fiscal year. As a result, whereas stock option grants had been made during the month of October in Fiscal 2001 and Fiscal 2002 and during the month of August in Fiscal 2000, the most recent equity incentives were granted in January 2004. As a result, only 15,000 options were granted during Fiscal 2003 with none of these grants being to executive officers. In addition, in connection with the January 2004 and all subsequent grants of equity incentives, the Committee has decided it is in the best interests of the Company and its shareholders to adopt what it perceives as a growing trend away from the grant of stock options in favor of grants of restricted stock. Accordingly, the Committee structured its January 2004 and its February 2005 grants such that the potential realizable value would be split equally between stock options and restricted stock units. The Company’s executives are also eligible to participate in the MSPP. Under the MSPP, which is a component plan to the 1999 Stock Option and Incentive Plan, executives may make an advance election to receive RSUs in lieu of a specified percentage or dollar amount of such executive’s annual incentive under the Bonus Plan. RSUs are issued on the basis of a 33% discount to the closing price of the Company’s stock on the day the incentive bonuses are paid or otherwise would be paid and generally vest over a three year period, at which time they are converted into shares of Common Stock unless the executive previously has elected a longer deferral period. Dividends equal to any dividends paid on shares of the Company’s Common Stock are accrued to the account of an RSU holder and are paid to the holder at the time such RSUs actually vest.

Compensation of the CEO.    As with other executive officers, the compensation package for the Chief Executive Officer is comprised of base salary, bonus opportunity, and stock-based compensation. In determining the base salary for the CEO, the Committee, with the advice of Watson Wyatt, relied significantly on comparisons with a select group of specific peer companies as well as several reputable published compensation surveys for industrial manufacturers. In addition, the Committee considered the operating results and change in stockholder value of the Company for Fiscal 2003 in determining the CEO’s base salary for Fiscal 2004. For Fiscal 2004, the Committee set Mr. Bloss’ salary at $500,000. To establish the CEO’s bonus opportunity, the Committee established specific goals consistent with those established for other corporate executive officers under the Bonus Plan. In determining the maximum percentage opportunity for the CEO under the Bonus Plan, the Committee considered comparable data from specific peer companies as well as other industrial manufacturers. For Fiscal 2004, the Committee set Mr. Bloss’ maximum bonus opportunity under the Bonus Plan at 75%. As a result of the Company’s performance against the established goals, Mr. Bloss received a bonus of $28,026 for Fiscal 2004. At Mr. Bloss’ advance election, his entire bonus was deferred into the receipt of RSUs. For Fiscal 2004, Mr. Bloss received 30,000 non-qualified options which vest 20% per year from the date of grant. He also received 10,000 restricted stock units which vest one-third per year from the date of grant and which, upon vesting, convert into shares of common stock on a one-for-one basis.

Policy Regarding Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits the deductibility on the Company’s tax return of compensation over $1 million to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our stockholders. The Compensation Committee’s policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance.

Submitted by the Compensation Committee of the Board of Directors

Thomas E. Callahan

Jerome D. Brady

Douglas M. Hayes

Report of the Audit Committee of the Board of Directors

The Audit Committee has furnished the following report on Audit Committee matters:

The Audit Committee acts pursuant to a written charter which initially was adopted by the Board of Directors of the Company on May 24, 2000. During Fiscal 2003 and again during Fiscal 2004, minor revisions were made to the Audit Committee Charter to ensure compliance with revised NYSE and SEC requirements and to more clearly delineate the delegation of certain board functions as between the Audit Committee and the Nominating and Corporate Governance Committee. Pursuant to this charter, the Audit Committee is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company and its subsidiaries. Its primary objective is to promote and preserve the integrity of the Company’s financial statements and the independence and performance of the Company’s independent auditors. The Committee also oversees the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements.

It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the internal auditors and the independent auditors. Management retains direct responsibility for the financial reporting process and system of internal controls.

In furtherance of its role, the Audit Committee has an annual agenda which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as environmental and litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expedition of services is necessary. The independent auditors and management report annually to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed. All of the audit, audit-related, tax and other services provided by KPMG LLP in Fiscal 2004 and related fees were approved in accordance with the Audit Committee’s policy.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with management and it has discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee also has received written disclosures and a letter from KPMG LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Submitted by the Audit Committee of the Board of Directors

Dewain K. Cross

Thomas E. Callahan

Thomas E. Naugle

Fees Paid to Auditors, Independence

Audit Fees

Fiscal 2004

The Company has paid or accrued an aggregate of $2,017,039 for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for Fiscal 2004, for review of the financial statements included in the Company’s quarterly reports of Form 10-Q for that year, and for conduct of the independent auditor’s obligations relative to attestation of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002.

Fiscal 2003

The Company has paid or accrued an aggregate of 736,556 for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for Fiscal 2003 and for review of the financial statements included in the Company’s quarterly reports of Form 10-Q for that year.

Audit Related Fees

Fiscal 2004

The Company has paid or accrued an aggregate of $745,056 for audit related services performed by KPMG LLP during Fiscal 2004. Such audit related services consisted of audits of the Company’s pension and 401(k) plans, the performance of due diligence in connection with mergers and acquisitions activity, and statutory auditor activities with respect to the Company’s Italian subsidiary.

Fiscal 2003

The Company has paid or accrued an aggregate of $44,128 for audit related services performed by KPMG LLP during Fiscal 2003. Such audit related services consisted of audits of the Company’s pension and 401(k) plans, the performance of due diligence in connection with mergers and acquisitions activity and the provision of advice relative to the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Services

Fiscal 2004

The Company has paid or accrued an aggregate of $130,260 to KPMG LLP for tax services performed during Fiscal 2004. Such tax services included advice related to state, local and international tax compliance and the review and signing of tax returns.

Fiscal 2003

The Company has paid or accrued an aggregate of $92,420 to KPMG LLP for tax services performed during Fiscal 2003. Such tax services included advice related to state, local and international tax strategies and the review and signing of tax returns.

Other Services

Fiscal 2004

The Company did not engage KPMG to perform any other service during Fiscal 2004.

Fiscal 2003

The Company has paid or accrued an aggregate of $1,805 to KPMG LLP for other services rendered during Fiscal 2003. These services were for online access to KPMG’s accounting and reporting research database in 2003.

Independence

The Audit Committee has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG’s independence and has determined that these services had no adverse effect on such independence.

Auditor Presence at Annual Meeting / Selection of Auditor for Fiscal 2005

A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

At its March 11, 2005 meeting, the Audit Committee voted to postpone the evaluation of KPMG’s performance and the appointment of the Company’s independent auditors for Fiscal 2005 until the Committee’s April meeting, so that the Committee would have an opportunity to first review and discuss with KPMG the results of KPMG’s work with respect to the Company’s compliance under Section 404 of the Sarbanes-Oxley Act of 2002.

STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock with the total return of companies included within the Standard & Poor’s 500 Composite Index and a peer group of companies engaged in the valve, pump, fluid control and related industries for the five-year period commencing December 31, 1999 and ending December 31, 2004. The calculation of total cumulative return assumes a $100 investment in the Company’s Common Stock, the Standard & Poor’s 500 Composite Index and the peer group on December 31, 1999 and the reinvestment of all dividends. The historical information set forth below is not necessarily indicative of future performance. The Company altered its peer group this year by removing Cooper Cameron Corporation and Graco Incorporated and by adding Gardner Denver Company and Moog Incorporated. These changes were made based on the Company’s analysis of those entities which are most similar to the Company in terms of the breadth of markets served and the relative market shares within such markets. As required by the Proxy Rules, the line graph below also contains information on cumulative stockholder return of the peer group contained in last year’s proxy statement.

EMPLOYMENT AGREEMENTS

On October 23, 2002, the Employment Agreement between the Company and Mr. Bloss, originally entered into on September 16, 1999, was amended and restated in its entirety. Under this agreement, Mr. Bloss serves as the Chairman, President and Chief Executive Officer for an additional term of three years that began on September 16, 2002. The Agreement will be automatically extended for additional one-year terms unless either the Company or Mr. Bloss elects to terminate it by notice in writing at least 90 days prior to the third anniversary of the Agreement or each anniversary thereafter. Since July 1, 2003, Mr. Bloss’ base salary has been $500,000. Mr. Bloss is also eligible to receive incentive compensation in an amount to be determined by our Board of Directors as well as compensation for country club initiation fees and dues and tax preparation and planning services.

Upon termination of employment due to the death or disability of Mr. Bloss, all unexercisable stock options will immediately vest and will be exercisable for one year and the Company will pay health insurance premiums for Mr. Bloss and his family for one year.

If employment is terminated by Mr. Bloss for “good reason”, or if the Company terminates his employment without “cause,” Mr. Bloss will receive a severance payment equal to two times the sum of his average base salary and average incentive compensation (as determined in accordance with the agreement), payable over 24 months. In addition, certain stock options and restricted stock units held by Mr. Bloss will become exercisable or nonforfeitable, and Mr. Bloss will receive additional vesting credit under the supplemental plan.

If a “change in control” (as defined in the Employment Agreement) occurs and Mr. Bloss’ employment is terminated by the Company without cause or by Mr. Bloss with good reason within 18 months of such change in control, Mr. Bloss will receive a lump sum amount in cash equal to three times the sum of his then current base salary and highest bonus during the three preceding fiscal years, all of his stock options and stock-based awards will become immediately exercisable, he will be fully vested in his accrued benefit under the supplemental executive retirement plan and will be credited with an additional 36 months of benefit service under the supplemental plan. The Company will pay health insurance premiums for Mr. Bloss and his family for three years and the Company will continue to pay Mr. Bloss an automobile leasing allowance for three years. In addition, Mr. Bloss will receive a tax gross-up payment to cover any excise tax due.

We also have entered into Change of Control Agreements with Messrs. Carlsen, Carriere, Coppinger, Higgins, Glass, Nasca, Smith and Taylor. These agreements generally provide the same change of control provisions as in Mr. Bloss’ Employment Agreement, except that (i) each of these agreements applies to terminations within twelve (12) months of the change of control event and does not contain a tax gross-up provision, (ii) the agreements with Messrs. Carlsen, Higgins and Smith provide a lump sum payment equal to two times the sum of the executive’s annual salary and highest bonus during the past three fiscal years, provide for an additional 24 months of benefit service under the supplemental plan, and provide for medical insurance and automobile allowance for a two-year period and (iii) the agreements with Messrs. Carriere, Coppinger, Glass, Nasca and Taylor provide for a lump sum payment equal to one times the sum of the executive’s annual salary and highest bonus during the three preceding fiscal years, provide for medical insurance for one year, and do not provide for additional credit under the supplemental plan or for automobile leasing.

Finally, in connection with Mr. Higgins joining the Company in January 2005, we agreed with Mr. Higgins that he would be entitled to a minimum severance equal to one year’s base salary in the event his employment is terminated at any time without cause.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors. As we have noted above, Mr. Dietz is a partner of Goodwin Procter LLP, a law firm which provides legal services to the Company.

Our policy is that any future transactions with our directors, officers, employees or affiliates be approved in advance by a majority of our Board of Directors, including a majority of the disinterested members of our Board of Directors, and be on terms no less favorable to us than we could obtain from non-affiliated parties.

Pension Plan and Supplemental Plan

The Company sponsors a qualified noncontributory defined benefit pension plan for eligible salaried employees, including the named executive officers specified in the Summary Compensation Table above, and maintains a nonqualified noncontributory defined benefit supplemental plan for certain highly compensated employees, which also covers the named executive officers specified in the Summary Compensation Table. The eligibility requirements of the pension plan are generally the attainment of age 21 and the completion of at least 1,000 hours of service in a specified 12-month period. The assets of the pension plan are maintained in a trust fund at State Street Bank and Trust Company. The pension plan is administered by a retirement plan committee appointed by the Board of Directors. Annual contributions to the pension plan are computed by an actuarial firm based on normal pension costs and a portion of past service costs. The pension plan provides for monthly benefits to, or on behalf of, each participant at age 65 and has provisions for early retirement after attainment of age 55 and five years of service and surviving spouse benefits after five years of service. Participants in the pension plan who terminate employment prior to retirement with at least five years of service are vested in their accrued retirement benefit. The pension plan is subject to the Employee Retirement Income Security Act of 1974, as amended.

The normal retirement benefit for participants in the pension plan is an annuity payable monthly over the participant’s life. If the participant is married, he or she will receive a spousal joint and 50% survivor annuity, unless an election out is made. Generally, the annual normal retirement benefit is an amount equal to 1.67% of the participant’s final average compensation (as defined in the pension plan), reduced by the maximum offset allowance (as defined in the pension plan) multiplied by years of service (maximum 25 years). Annual compensation in excess of $210,000 per year is disregarded for all purposes under the pension plan. However, benefits accrued prior to the 1994 plan year may be based on compensation in excess of $205,000. Compensation recognized under the pension plan generally includes base salary and annual bonus.

The supplemental plan provides additional monthly benefits to (i) a select group of key executives, (ii) individuals who were projected to receive reduced benefits as a result of changes made to the pension plan to comply with the Tax Reform Act of 1986, (iii) executives who will be affected by Internal Revenue Service limits on compensation under the Retirement Plan, and (iv) individuals who deferred compensation under the qualified Retirement Plan. The supplemental plan is not a tax-qualified plan, and is subject to certain provisions of the Employee Retirement Income Security Act of 1974, as amended. The supplemental plan is not funded.

Tier one benefits are provided under the supplemental plan to a select group of key executives. The annual benefit under tier one payable at normal retirement is equal to the difference between (x) 2% of the highest three year average pay multiplied by years of service up to ten years, plus 3% of average pay times years of service in excess of ten years, to a maximum of 50% of average pay, less (y) the annual benefit payable under the pension plan formula described above. Normal retirement age under tier one is age 62.

The following table illustrates total annual normal retirement benefits (payable from both the pension plan and from the supplemental plan and assuming attainment of age 62 during 2001) for various levels of final average compensation and years of benefit service under tier one of the supplemental plan.

Final Average Comparison For Three Highest Consecutive Years in Last 10 Years	Estimated Total Annual Retirement (Pension Plan Plus Supplemental Plan, Tier One) Based on Years of Service (1)
	5 Years	10 Years	15 Years	20 Years
$100,000	$10,000	$20,000	$35,000	$50,000
150,000	15,000	30,000	52,500	75,000
200,000	20,000	40,000	70,000	100,000
250,000	25,000	50,000	87,500	125,000
300,000	30,000	60,000	105,000	150,000
350,000	35,000	70,000	122,500	175,000
400,000	40,000	80,000	140,000	200,000
450,000	45,000	90,000	157,500	225,000
500,000	50,000	100,000	175,000	250,000
550,000	55,000	110,000	192,500	275,000
600,000	60,000	120,000	210,000	300,000

(1)	The annual pension plan and supplemental plan benefits are computed on the basis of a straight life annuity.

Messrs. Bloss, Carlsen, Taylor, Nasca and Smith have twelve, ten, five, five and five years, respectively, of benefit service under the pension plan (which includes years of benefit service credited under the Watts pension plan). Messrs. Bloss, Carlsen and Smith are eligible for tier one benefits. Eligible employees are currently limited to a maximum annual benefit under the pension plan of $170,000 (subject to cost of living adjustments and exclusive of additional benefits for those individuals who participate in the supplemental plan) under Internal Revenue Code requirements regardless of their years of service or final average compensation. Accordingly, under current salary levels and law, annual benefits are limited to such amount under the pension plan (exclusive of the supplemental plan).

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of Common Stock as of February 28, 2005, by:

•	all persons known by us to own beneficially 5% or more of our Common Stock;

•	each of our directors;

•	our Chief Executive Officer and the other named executive officers; and

•	all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within sixty (60) days after February 28, 2005 through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. As of February 28, 2005 a total of 15,554,479 shares of Common Stock were outstanding.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number (2)	Percent (2)
Gabelli Entities (3)	1,826,150	11.7%
Walter J. Flowers (4)	1,281,490	8.2
Dimensional Fund Advisors Inc. (5)	1,157,715	7.4
Timothy P. Horne (6)	970,581	6.2
Franklin Resources, Inc. (7)	937,900	6.0
Morgan Stanley (8)	932,731	6.0
David A. Bloss, Sr. (9)	471,468	3.0
Kenneth W. Smith (10)	104,300	*
Alan R. Carlsen (11)	63,520	*
David F. Dietz (12)	29,265	*
Dewain K. Cross (13)	27,261	*
Carl J. Nasca (14)	21,453	*
Thomas E. Naugle (15)	10,334	*
Douglas M. Hayes (16)	10,167	*
Jerome D. Brady (17)	7,334	*
Thomas E. Callahan (18)	5,833	*
Barry L. Taylor (19)	1,540	*
All executive officers and directors as a group (15) persons (20)	772,347	5.0%

* Less than 1%.

(1)	The address of each stockholder in the table is c/o CIRCOR International, Inc., 25 Corporate Drive, Burlington, Massachusetts 01803, except that the Gabelli Entities’ address is One Corporate Center, Rye, NY 10580; Franklin Resources’ address is One Franklin Parkway, San Mateo, CA 94403; Morgan Stanley’s address is 1585 Broadway, New York, NY 10036; Dimensional Fund Advisors Inc.’s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401; and Walter J. Flowers’ address is c/o Flowers & Manning LLP, 15 Court Square, Suite 340, Boston, MA 02108; and Timothy P. Horne’s address is Watts Water Technologies, 815 Chestnut Street, North Andover, MA 01845.
(2)	The number of shares of Common Stock outstanding used in calculating the percentage for each listed person and the directors and executive officers as a group includes the number of shares of Common Stock underlying options, warrants and convertible securities held by such person or group that are exercisable or convertible within 60 days from February 28, 2005, the date of the above table, but excludes shares of Common Stock underlying options, warrants or convertible securities held by any other person.
(3)

The information is based on an amended Schedule 13D filed with the Securities and Exchange Commission on March 22, 2001 on behalf of Mario J. Gabelli and Marc J. Gabelli and various entities which either one directly or indirectly controls or for which either one acts as chief investment officer including, but not limited to, Gabelli Funds LLC, GAMCO Investors, Inc. and Gabelli Securities, Inc. (the “Gabelli Entities”). According to the Schedule 13D, the Gabelli entities engage in various aspects of the securities business, primarily as investment advisor to various institutional and individual clients, including registered investment companies and pension plans, as broker/dealer and as general partner of various private investment partnerships, Certain Gabelli entities may also make investments for their own accounts. As of March 22, 2001, Gabelli Funds LLC, GAMCO Investors, Inc., and Gabelli Securities, Inc. held 340,000, 1,484,150 and 2,000 shares, respectively. Subject to certain limitations, each of the foregoing has all investment and/or voting power in the shares except that GAMCO Investors does not have the authority to vote 5,000 of the shares. According to an earlier Schedule 13D filed on November 15, 2000 the Board of Directors of the Gabelli Value Fund, Inc., (one of the funds managed by the Gabelli Entities) voted to transfer to its proxy voting committee all dispositive and voting power with respect to 200,000 shares of our

Common Stock held by The Gabelli Value Fund, Inc. As a result, the Gabelli Entities disclaim beneficial ownership of these shares, and, therefore, those shares are not included in this table.
(4)	This information is based on a Schedule 13D filed with the SEC on June 2, 2004. Mr. Flowers, a partner in the law firm Flowers & Manning, LLP, is the beneficial owner of all shares reported in his capacity as sole trustee under the following trusts: (i) George B. Horne/CIRCOR Trust dated August 20, 2002, a revocable trust which holds 622,000 of the shares reported and for which George B. Horne is the sole beneficiary; (ii) Deborah Makepeace Horne/CIRCOR Trust dated August 20, 2002, a revocable trust which holds 605,620 of the shares reported and for which Deborah Horne is the sole beneficiary; and (iii) Tiffany Rae Horne Irrevocable Trust, an irrevocable trust which holds 53,870 of the shares reported and for which Tiffany Rae Horne is the sole beneficiary. According to the Schedule 13D, Mr. Flowers retains sole voting power with respect to all of the shares reported and shares with the beneficiary of each of the foregoing trusts dispositive power with regard to the shares held by each such trust.
(5)	The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2005. According to the filing, Dimensional Fund Advisors Inc. (“Dimensional”) is an investment advisor that furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In such capacity, Dimensional has sole voting and dispositive power over all 1,157,715 shares but disclaims beneficial ownership of such shares as all such shares are owned by the Funds.
(6)	Of the 970,581 shares for which Mr. Horne has beneficial ownership, 936,910 shares are subject to the terms of The Amended and Restated George B. Horne Voting Trust Agreement—1997 (the “1997 Voting Trust”) and 33,671 shares are held directly by Mr. Horne and not subject to the 1997 Voting Trust. In addition, of the 936,910 shares that are subject to the 1997 Voting Trust, Mr. Horne holds 925,610 shares for his own benefit and 11,300 shares for the benefit of his daughter, Tiffany Rae Horne, under the 1995 George B. Horne Grandchildren’s Trust. Under the terms of the 1997 Voting Trust, the trustee (currently Timothy P. Horne) has sole power to vote all shares subject to the 1997 Voting Trust. Timothy P. Horne, for so long as he is serving as trustee of the 1997 Voting Trust, has the power to determine in his sole discretion whether or not proposed actions to be taken by the trustee of the 1997 Voting Trust shall be taken, including the trustee’s right to authorize the withdrawal of shares from the 1997 Voting Trust (for purposes of this footnote, the “Determinate Power”). In the event that Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, no trustee there under shall have the Determinate Power except in accordance with a duly adopted amendment to the 1997 Voting Trust. Under the terms of the 1997 Voting Trust, in the event Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, then Walter J. Flowers and Daniel J. Murphy, III (the “Successor Trustees”) will become co-trustees of the 1997 Voting Trust. At any time, Timothy P. Horne, if then living and not subject to incapacity, may designate up to two additional persons, one to be designated as the primary designee (the “Primary Designee”) and the other as the secondary designee (the “Secondary Designee”) to serve in the stead of any Successor Trustee who shall be unable or unwilling to serve as a trustee of the 1997 Voting Trust. Such designations are revocable by Timothy P. Horne at any time prior to the time at which such designees become trustees. If any of the Successor Trustees is unable or unwilling or shall otherwise fail to serve as a trustee of the 1997 Voting Trust, or after becoming a co-trustee shall cease to serve as such for any reason then there shall continue to be two trustees and third trustee shall be selected in accordance with the following line of succession; first, any individual designated as the Primary Designee, next, any individual designated as the Secondary Designee, and then, any individual appointed by the holders of a majority in interest of the voting trust certificates then outstanding. In the event that the Successor Trustees shall not concur on matters not specifically contemplated by the terms of the 1997 Voting Trust, the vote of a majority of the Successor Trustees shall be determinative. No trustee or Successor Trustee shall possess the Determinate Power until it is specifically conferred upon such trustee by way of an amendment to the 1997 Voting Trust.

The 1997 Voting Trust expires on August 26, 2021, subject to extension on or after August 26, 2019 by stockholders (including the trustee of any trust stockholder, whether or not such trust is then in existence) who deposited shares of Common Stock in the 1997 Voting Trust and are then living or, in the case of shares in the 1997 Voting Trust the original depositor of which (or the trustee of the original deposit of which) is not then living, the holders of voting trust certificates representing such shares. The 1997 Voting Trust may be amended by vote of the holders of a majority of the voting trust certificates then outstanding and by the number of trustees authorized to take action at the relevant time or, if the trustees (if more than one) do not concur with respect to any proposed amendment at any time when any trustee holds the Determinate Power, then by the trustee having the Determinate Power. In certain cases (i.e., changes to the extension, termination and amendment provisions), each individual depositor must also approve amendments. Shares may not be removed from the 1997 Voting Trust during its term without the consent of the requisite number of trustees required to take action under the 1997 Voting Trust. Voting trust certificates are subject to any restrictions on transfer applicable to the stock that they represent.

(7)	The information is based on an amended Schedule 13G filed with the SEC on February 14, 2005 on behalf of Franklin Resources, Inc. (a parent holding company), Charles B. Johnson and Rupert H. Johnson, Jr. as principal shareholders of Franklin Resources, Inc., and Franklin Advisory Services, LLC as Reporting Persons. According to this filing, the 937,900 shares reported on are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by Franklin Advisory Services, LLC, an investment advisory subsidiary of Franklin Resources, Inc. Franklin Advisory Services, LLC holds sole voting power with respect to all 937,900 shares and sole dispositive power with respect to all 935,000 of these shares.
(8)	The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2005. According to the filing, Morgan Stanley is the parent company of, and indirect beneficial owner of securities held by, one of its business units. In such capacity, Morgan Stanley has sole dispositive power over 913,231, and shared voting power over 1,200, of the aggregate 932,731 shares. According to the filing, no single account managed by Morgan Stanley holds more than 5% of the Company’s issued and outstanding shares of Common Stock.
(9)	Includes 449,770 shares of Common Stock issuable upon the exercise of currently exercisable options and 2,530 shares issuable within 60 days on account of RSUs that have vested.
(10)	Includes 91,300 shares of Common Stock issuable upon the exercise of currently exercisable options and 8,000 shares with respect to options exercisable within 60 days.
(11)	Includes 1,260 shares of Common Stock issuable upon the exercise of currently exercisable options.
(12)	Includes 18,500 shares of Common Stock issuable upon the exercise of currently exercisable options.
(13)	Includes 18,500 shares of Common Stock issuable upon the exercise of currently exercisable options.
(14)	Includes 17,260 shares of Common Stock issuable upon the exercise of currently exercisable options.
(15)	Includes 9,167 shares of Common Stock issuable upon the exercise of currently exercisable options.
(16)	Includes 9,167 shares of Common Stock issuable upon the exercise of currently exercisable options.
(17)	Includes 3,834 shares of Common Stock issuable upon the exercise of currently exercisable options and 3,334 shares with respect to options exercisable within 60 days.
(18)	Includes 4,833 shares of Common Stock issuable upon the exercise of currently exercisable options.
(19)	Includes 1,260 shares of Common Stock issuable upon the exercise of currently exercisable options.
(20)	Includes 635,011 shares issuable upon exercise of currently exercisable options, 11,334 shares with respect to options exercisable within 60 days, and 3,373 shares with respect to RSU conversions which are due within 60 days.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED 1999 STOCK OPTION AND INCENTIVE PLAN

The Proposal

On February 15, 2005, the Board of Directors adopted an amendment and restatement of the CIRCOR International, Inc. 1999 Stock Option and Incentive Plan (the “1999 Plan”), subject to the approval of the Company’s stockholders. We refer to the recently amended and restated plan as the “Amended and Restated Plan.” The material differences between the 1999 Plan and the Amended and Restated Plan are:

•	The maximum number of shares of Common Stock reserved and available for issuance is being increased by 1,000,000 shares to a total of 3,000,000 shares under the Amended and Restated Plan;

•	The Amended and Restated Plan specifically permits the award of stock appreciation rights and cash-based awards, neither of which were available under the 1999 Plan;

•	The Amended and Restated Plan clarifies the methodology for share counting;

•	The Amended and Restated Plan requires minimum vesting periods for grants of restricted stock, deferred stock awards and most stock options;

•	The Amended and Restated Plan eliminates the ability to grant “reload” options;

•	The Amended and Restated Plan clarifies the performance criteria that may be used in connection with certain performance-based awards;

•	The Amended and Restated Plan specifically precludes stock option and stock appreciation right repricing without stockholder approval; and

•	The Amended and Restated Plan requires that any material amendment (other than an amendment that curtails the scope of the Amended and Restated Plan) be subject to approval by the Company’s stockholders.

The Amended and Restated Plan may be administered by the Board of Directors, the Compensation Committee of the Board or a similar committee of not fewer than two non-employee directors who are independent (the “Committee”). The Committee, at its discretion, may grant a variety of incentive awards based on the Common Stock of the Company. Awards under the Amended and Restated Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock, performance shares, unrestricted stock, cash-based awards and dividend equivalent rights. Each of these awards is described in greater detail below.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that currently can be issued under the 1999 Plan is 2,000,000 shares. If approved by stockholders, the total number of shares that could be issued under the Amended and Restated Plan would be increased from 2,000,000 shares to 3,000,000 shares. Based solely on the closing price of the Common Stock as reported by the NYSE on February 28, 2005, the maximum aggregate market value of the additional Common Stock that could potentially be issued under the Amended and Restated Plan by virtue of the 1,000,000 share increase is $25,000,000. The shares issued by the Company under the Amended and Restated Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that shares subject to an outstanding award under the Amended and Restated Plan are not issued or delivered by reason of the expiration, termination, cancellation, or forfeiture of such award or by reason of the delivery of shares to pay all or a portion of the exercise price of an award, if any, or the delivery of shares to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares shall again be available under the Amended and Restated Plan.

To ensure that certain awards granted under the Amended and Restated Plan, including awards of restricted stock, performance shares, deferred stock and cash-based awards, to the top five named executive officers of the Company qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended and

Restated Plan provides that the Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels of the Company or any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing; (iii) cash flow or similar measures of the Company or any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing; (iv) total shareholder return; (v) changes in the market price of the Company’s Common Stock; (vi) sales or market share of the Company or any subsidiary, division, operating unit or business segment thereof, or any combination of the foregoing; (vii) earnings per share; or (viii) economic value added. The Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. To satisfy the requirements of Section 162(m) of the Code, stock options and stock appreciation rights with respect to no more than 500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period. In addition, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 200,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any performance cycle and the maximum cash-based award that may be granted to any one individual that is intended to qualify as such “performance-based compensation” is $2,000,000 for any performance cycle.

Board of Directors’ Recommendation

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current and prospective officers, employees and non-employee directors of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the Amended and Restated Plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The Board of Directors believes that the remaining number of shares available for issuance under the 1999 Plan (177,284 as of February 28, 2005) is not sufficient for future granting needs. The amendment to increase the number of shares is necessary to provide for an adequate number of shares available for grant in the future. The other amendments included in the Amended and Restated Plan are necessary to give the Committee the flexibility to grant different kinds of incentive awards in its discretion and also to enable the Company to fully comply with new laws and regulations. Accordingly, the Board of Directors has voted, subject to stockholder approval, to adopt the Amended and Restated Plan.

The Board of Directors recommends that the Amended and Restated Plan be approved, and therefore recommends a vote FOR this proposal.

Summary of the Amended and Restated Plan

The following description of certain features of the Amended and Restated Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Amended and Restated Plan that is attached hereto as Exhibit A.

Plan Administration.    The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended and Restated Plan. The Committee may delegate to the chief executive officer of the Company the authority to grant awards at fair market value to employees who are not executive officers of the Company.

Eligibility and Limitations on Grants.    Persons eligible to participate in the Amended and Restated Plan will be those current or prospective officers, employees and non-employee directors of the Company and its subsidiaries as selected from time to time by the Committee. Approximately 35 individuals currently participate in the Amended and Restated Plan.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 500,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, deferred stock, performance shares or cash-based awards granted to an individual is intended to qualify as “performance based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 200,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle or $2,000,000 in the case of cash-based awards.

Stock Options.    The Amended and Restated Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify. Options granted under the Amended and Restated Plan will be non-qualified options if they (i) fail to qualify as incentive options, (ii) are granted to a person not eligible to receive incentive options under the Code, or (iii) otherwise so provide. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the Amended and Restated Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Other than stock options granted in lieu of other compensation, stock options will not become exercisable for at least one year after the grant date. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Committee.

Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery (or attestation to the ownership) of shares of Common Stock that meet such requirements as may be specified by the Committee including shares of Common Stock that are not subject to any restrictions imposed by the Company and that have been held by the optionee for at least six months or that were purchased in the open market by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights.    The Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. This amount will generally be paid in shares of Common Stock. The exercise price per share of stock appreciation rights may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant.

Restricted Stock.    The Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued

employment with the Company through a specified restricted period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. The purchase price of shares of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the grantee will automatically forfeit their awards of restricted stock to the Company.

Deferred Stock Awards.    The Committee may award phantom stock units as deferred stock awards to participants. Deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized in the Proposal section above) and/or continued employment with the Company through a specified vesting period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. During the deferral period, subject to terms and conditions imposed by the Committee, the deferred stock awards may be credited with dividend equivalent rights. With the Committee’s consent and subject to the participant’s compliance with the procedures established by the Committee, a participant may make an advance election to receive a portion of his or her compensation, restricted stock award or directors’ fees otherwise due in the form of a deferred stock award.

Unrestricted Stock.    The Committee may grant shares of Common Stock (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the Amended and Restated Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

Performance Share Awards.    The Committee may grant performance share awards to participants entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals (as summarized in the Proposal section above) and such other conditions as the Committee shall determine.

Cash-Based Awards.    The Committee may grant a cash-denominated payment to participants, subject to conditions determined by the Committee, which condition may include the achievement of individual or Company performance goals (as summarized in the Proposal section above). Each cash-based award will specify a payment amount or payment ranges as determined by the Committee. Payment with respect to any cash-based award may be made in cash or shares of Common Stock.

Dividend Equivalent Rights.    The Committee may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the Amended and Restated Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company’s dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Dividend equivalent rights payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

Tax Withholding.    Participants in the Amended and Restated Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Stock Splits, Etc.    The Amended and Restated Plan authorizes the Committee to make appropriate adjustments to outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, consolidation, sale of the Company or similar event, the Committee will make appropriate adjustments in the limits specified in the Amended and Restated Plan and to outstanding awards. The Committee may also adjust outstanding awards to take into consideration material changes in accounting practices or extraordinary dividends or similar events if the Committee determines that such adjustments are appropriate.

Change in Control Provisions.    The Amended and Restated Plan provides that in the event of a sale event (as defined in the Amended and Restated Plan) resulting in a change in control of the Company, all stock options will automatically become fully exercisable and conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change in control in the Committee’s discretion. In addition, in the event of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Amendments and Termination.    The Board of Directors may at any time amend or discontinue the Amended and Restated Plan and the Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the Amended and Restated Plan, including any amendments that increase the number of shares reserved for issuance under the Amended and Restated Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the Amended and Restated Plan, or materially change the method of determining fair market value of Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended and Restated Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization of the Company or a merger or other transaction, the Board may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants without stockholder approval.

Effective Date of Amended and Restated Plan

The 1999 Plan first became effective on August 10, 1999. The Board of Directors adopted the Amended and Restated Plan on February 15, 2005. Awards of incentive options may be granted under the Amended and Restated Plan until February 15, 2015. No other awards may be granted under the Amended and Restated Plan after the date that is 10 years from the date of stockholder approval.

New Plan Benefits

No grants have been made with respect to the additional shares of common stock to be reserved for issuance under the Amended and Restated Plan. The number of shares that may be granted to the Company’s chief executive officer, executive officers, non-employee directors and non-executive officers under the Amended and Restated Plan is undeterminable at this time, as such grants are subject to the discretion of the Committee.

The number of shares of common stock that were granted to the Company’s chief executive officer, all executive officers, all non-employee directors and all other employees (other than executive officers) in 2004 under the 1999 Plan are included on the following table:

Circor International, Inc. 1999 Stock Option and Incentive Plan – 2004 Grants

Group	Options		Restricted Stock Units (Grant) (1)		Restricted Stock Units (in lieu of Bonus) (2)
	Number	Average Exercise Price	Number	Value	Number	Value
David A. Bloss, Sr. Chairman, President and Chief Executive Officer	30,000	$23.80	10,000	$238,000	16,818	$399,596

Kenneth W. Smith Senior Vice President, Chief Financial Officer and Treasurer	11,500	$23.80	3,800	$90,440	2,522	$59,923

Alan R. Carlsen Group Vice President, Thermal Fluid Controls	6,300	$23.80	2,100	$49,980	5,045	$119,869

Carl J. Nasca Group Vice President, Circor Aerospace Products	6,300	$23.80	2,100	$49,980	773	$18,366

Barry L. Taylor, Sr. Group Vice President, Circor Instrumentation Technologies	6,300	$23.80	2,100	$49,980	1,921	$45,643

All Executive Officers	71,200	$23.80	23,700	$564,060	35,580	$845,381

All Non-Employee Directors	9,000	$23.80	3,000	$71,400	10,362	$246,201

All employees (excluding Executive Officers)	37,700	$23.61	12,200	$290,360	7,006	$166,463

(1)	These RSUs vest one-third per year over a three year period. Value is based on the number of RSUs granted times the fair market value of the Company’s Common Stock on the date of grant.
(2)	These RSUs were received in lieu of a pre-selected percentage of the recipient’s incentive bonus compensation for Fiscal 2003 (or, in the case of directors, in lieu of such director’s annual retainer for Fiscal 2004) at a 33% discount from the fair market value of the Company’s Common Stock on the date the bonus or director’s fee would otherwise be paid; value is based on the number of RSUs times the fair market value of the Company’s Common Stock on such date.

The following table provides information as of December 31, 2004 regarding shares of Common Stock that may be issued under the 1999 Plan, which is the Company’s only existing equity compensation plan. The table sets forth the total number of shares of Common Stock issuable upon the exercise of outstanding options as of December 31, 2004 and the weighted average exercise price of these options.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders:	1,248,494	(1)	$13.73	(2)	428,028

Equity compensation plans not approved by security holders:	N/A		N/A		N/A

Total	1,248,494		$13.73		428,028

(1)	Does not include 235,706 options with a weighted average exercise price of $11.29, that were issued at the time of the Company’s spin-off from Watts Water Technologies, Inc. to replace options previously granted by Watts to individuals who became employees of the Company.
(2)	Does not include information about outstanding restricted stock units under the 1999 Plan because such units will convert to shares of Common Stock on a one-to-one basis.

Tax Aspects Under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Amended and Restated Plan. It does not describe all federal tax consequences under the Amended and Restated Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. An optionee will not have any additional FICA (Social Security) taxes upon exercise of an incentive option.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.    With respect to non-qualified options under the Amended and Restated Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended and Restated Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Under NYSE rules, brokerage firms, banks and other nominees who hold shares on behalf of their clients in “street name” are not permitted to vote the shares if the clients do not provide instructions (either vote FOR, or vote AGAINST or ABSTAIN) on this proposal. Accordingly, if a majority of the shares entitled to vote are recorded as “broker non-votes” on this proposal, the proposal will not be approved even if all of the shares voted are “yes votes.”

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 1999 STOCK OPTION AND INCENTIVE PLAN.

MARKET VALUE

On December 31, 2004, the closing price of a share of the Company’s Common Stock on the New York Stock Exchange was $23.16.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR

ANNUAL MEETING IN 2006

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in 2006 must be received by the Company on or before November 25, 2005 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy.

In addition, a stockholder who wishes to present a proposal at the annual meeting of stockholders to be held in 2006 must deliver the proposal to the Company so that it is received on or after December 28, 2005 and not later than January 27, 2006 in order to be considered at that annual meeting. The Company’s By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day after the date of public disclosure of the date of such meeting is first made. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Any stockholder proposals should be mailed to: Secretary, CIRCOR International, Inc., 25 Corporate Drive, Burlington, MA 01803.

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NYSE. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2004, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Exhibit A

CIRCOR INTERNATIONAL, INC.

AMENDED AND RESTATED

1999 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the CIRCOR International, Inc. Amended and Restated 1999 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable current and prospective officers, employees and Non-Employee Directors of CIRCOR International, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Cash-Based Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means Awards granted pursuant to Section 11.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Dividend Equivalent Right” means Awards granted pursuant to Section 13.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the New York Stock Exchange or other national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

“Performance Share Award” means Awards granted pursuant to Section 10.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Committee.    The Plan shall be administered by the Board or the Compensation Committee of the Board of Directors (the “Compensation Committee”) or a similar committee performing the functions of the Compensation Committee and which is comprised of not less than two Non-Employee Directors who are independent (in any case, the “Administrator”).

(b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Cash-Based Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)    subject to the applicable provisions of the Code, to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals;

(viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan; and

(ix)    to amend or revise the terms of any Awards to be granted to certain employees in order to comply with applicable foreign law requirements.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000 shares (which number represents the 2,000,000 shares originally reserved under the Plan plus an additional 1,000,000 shares), subject to adjustment as provided in Section 3(b); provided that not more than 3,000,000 shares shall be issued in the form of Incentive Stock Options. Shares covered by an Award shall be counted as issued only to the extent they are actually issued. For purposes of this limitation, the shares of Stock underlying any Awards which expire unexercised or are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) and any shares of Stock that are purchased by the Company on the open market with option proceeds shall be added back to the shares of Stock available for issuance under the Plan. If a Stock-settled Stock Appreciation Right is exercised, only the number of shares issued will be counted for purposes of determining the maximum number of shares of Stock that remain available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Performance Share Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)    Mergers and Other Transactions.    In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a “Sale Event”), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation and Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

Grantees under the Plan will be such current and prospective full- or part-time officers and other employees and Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)    Stock Options Grants.    The Administrator in its discretion may grant Stock Options to eligible employees and Non-Employee Directors of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)    Exercise Price.    Except in the case of Stock Options granted in replacement of the options previously granted by Watts Water Technologies, Inc. (formerly know as Watts Industries, Inc.), the exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than

10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date and all other Stock Options shall not become exercisable for at least one year after the grant date. The exercisability of Stock Options may be based on, without limitation, achievement of specified performance targets and/or the completion of a specified period of service. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B)    Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan, or, if permitted by the Administrator, shares of Stock that satisfy the requirements specified by the Administrator. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)    Annual Limit on Incentive Stock Options.    To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)    Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide either in the Award agreement regarding a given Option or by subsequent written approval that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

(a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive an amount of either cash or shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment. Notwithstanding the foregoing, no cash-settled Stock Appreciation Rights will be granted to any individual who is subject to Section 409A of the Code.

(b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)    Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(d)    Non-transferability of Stock Appreciation Rights.    No Stock Appreciation Right shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution and all Stock Appreciation Rights shall be exercisable, during the grantee’s lifetime, only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide either in the Award agreement regarding a given Stock Appreciation Right or by subsequent written approval that the grantee may transfer his Stock Appreciation Rights to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Stock Appreciation Right.

SECTION 7.    RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company, be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, grantee shall surrender such certificates to the Company upon request without consideration.

(d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with time-based restrictions may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

(e)    Waiver, Deferral and Reinvestment of Dividends.    The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.    DEFERRED STOCK AWARDS

(a)    Nature of Deferred Stock Awards.    A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award shall have a performance-based goal, the restriction period with respect to such award shall not be less than one year, and in the event any such Deferred Stock Award shall have a time-based restriction, the total restriction period with respect to such award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction period may become vested incrementally over such three-year period. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation, Restricted Stock Award or directors’ fees otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)    Restrictions.    A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period, other than by will or by the laws of descent and distribution.

(e)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    PERFORMANCE SHARE AWARDS

(a)    Nature of Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive evidence of book entry (or a stock certificate) indicating the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

(d)    Acceleration, Waiver, Etc.    At any time prior to the grantee’s termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 16, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11.    CASH-BASED AWARDS

Grant of Cash-Based Awards.    A Cash-Based Award is an Award entitling the recipient to receive a cash-denominated payment, subject to such conditions as the Administrator may determine at the time of grant (“Cash-Based Awards”). The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number and upon such terms as shall be determined by the Administrator. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Performance Share Award, Deferred Stock Award or Cash-Based Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow or a similar measure of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (vii) earnings per share; or (viii) economic value added.

(b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 200,000 Shares (subject to adjustment as provided in

Section 3(b) hereof). With respect to Cash-Based Awards intended to be Performance-based Awards, the maximum amount payable to any one Covered Employee under the Plan for a Performance Cycle is $2,000,000.

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TAX WITHHOLDING

(a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 15.    TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.    AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants without stockholder approval. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 17.    STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.    GENERAL PROVISIONS

(a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail (addressed to the grantee, at the grantee’s last known address on file with the Company), notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(e)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f)    Forfeiture of Awards under Sarbanes-Oxley Act.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee, that is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g)    Compliance with Section 409A.    To the extent an Award would be subject to the requirements of Section 409A of the Code and the regulations and other guidance thereunder (“Section 409A”), then the applicable agreement evidencing the Award and the Plan shall be construed and administered in a manner to permit the Award to comply with Section 409A, and the Committee may revise the agreement evidencing such Award and/or the Plan so that the Award shall be in compliance with Section 409A. Additionally, to the extent any Award is subject to Section 409A, notwithstanding any provision herein to the contrary, the Plan shall not permit the acceleration of, or changes in, the time or schedule of any distribution related to such Award, except as permitted by Section 409A and/or the Secretary of the United States Treasury.

SECTION 19.    EFFECTIVE DATE OF PLAN

This Plan, as amended and restated, shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Upon such approval, this Plan shall supersede the Company’s 1999 Stock Option and Incentive Plan originally approved by stockholders on August 10, 1999 in its entirety, including any previous amendments thereto. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after April [    ], 2015 (the date that is ten years after stockholder approval) and no grants of Incentive Stock Options may be made hereunder after February 15, 2015 (the date that is ten years after approval by the Board).

SECTION 20.    GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE INITIALLY APPROVED BY BOARD OF DIRECTORS: August 10, 1999

DATE INITIALLY APPROVED BY STOCKHOLDERS: August 10,1999

DATE RESTATEMENT APPROVED BY BOARD OF DIRECTORS: February 15, 2005

DATE RESTATEMENT APPROVED BY STOCKHOLDERS: April     , 2005

Directions to CIRCOR International, Inc.

25 Corporate Drive, Suite 130

Burlington, MA 01803-4238

Main Telephone: (781) 270-1200

From Logan Airport—Boston, MA

Take Rte. 93 N to Rte. 95 S [toward Waltham]

Take Exit 33B [Burlington-3A N]

Turn Right at end of exit ramp onto Rte. 3A-North-Cambridge St.

At next set of traffic lights, take immediate right onto Corporate Drive.

Follow Corporate Drive ~1/4 mile around circular drive, 3rd bldg

#25, office is 1st Floor on Left, Suite 130.

From Points South of Boston

Take Interstate 95 N. to Exit 33 B [Burlington-3A N]

Merge onto Cambrige Street [MA-3A N toward Billerica]

At second set of traffic lights, take immediate right onto Corporate Drive

Follow Corporate Drive ~1/4 mile around circular drive, 3rd bldg

#25, office is 1st Floor on Left, Suite 130.

ANNUAL MEETING OF STOCKHOLDERS OF

CIRCOR INTERNATIONAL, INC.

Wednesday, April 27, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect two Class III Directors, each to hold office for a 3-year term until the Annual Meeting of Stockholders in 2008 and until such director’s successor is duly elected and qualified.				FOR	AGAINST	ABSTAIN
				2. To approve the Company’s Amended and Restated 1999 Stock Option and Incentive Plan.	☐	☐	☐
NOMINEES:

The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the aforesaid meeting and the 2004 Annual Report to Stockholders.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated with respect to items 1 and 2, the undersigned’s votes will be cast in favor or items 1 and 2.

☐	FOR ALL NOMINEES	• David A. Bloss, Sr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	• Thomas E. Callahan
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

				Please check here if you plan to attend the meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CIRCOR INTERNATIONAL, INC.

25 Corporate Drive, Suite 130, Burlington, MA 01803

Proxy for Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth W. Smith and Alan J. Glass as proxies, each of them acting solely, with power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated on the reverse side, all the shares of Common Stock of CIRCOR International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CIRCOR International, Inc. to be held at the corporate offices of the Company, 25 Corporate Drive, Suite 130, Burlington, Massachusetts 01803-4238, Wednesday, April 27, 2005 at 8:00 a.m. (local time), and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

(Continued and to be signed on the reverse side)